MERRILL LYNCH
                                                                MUNICIPAL
                                                                INTERMEDIATE
                                                                TERM FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1999

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

Officers and Trustees

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Important Tax Information

(unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                             Payable   Ordinary      Long-Term
                                              Date      Income    Capital Gains*
--------------------------------------------------------------------------------
Common Shareholders                         12/31/98   $.076851      $.155356
--------------------------------------------------------------------------------
*     The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Y2K considerations may prohibit a series of Federal Reserve Board moves at the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

During the quarter ended October 31, 1999, we continued our strategy of reducing the duration of the Fund's portfolio. Throughout the quarter, the municipal market underperformed the US Treasury market. This sub-par performance can be attributed to a lack of institutional demand and a large increase of corporate and agency issues, resulting in a wider yield spread to US Treasury issues and certain allocations away from municipal bonds. Additionally, the US economy continued its robust performance, which caused the Federal Reserve Board to tighten monetary policy twice during the quarter. As a further defensive measure, we focused on AA-rated or better, premium-coupon securities. We also continued to increase our cash reserve position in anticipation of re-entering the market at a more appropriate time when the supply of new-issue corporate and municipal bonds is reduced.

Fiscal Year in Review

For the 12-month period ended October 31, 1999, we anticipated a benign interest rate environment. This strategy was based on our belief that inflation would remain subdued during the fiscal year because of disruptive upheavals in the world economic and financial markets. However, early in 1999, interest rates began to inch higher as financial markets regained continuity and signs of strong economic growth started to appear. A change in investor psychology occurred, and interest rates increased because of investor concerns that the economic environment could lead to inflation. Consequently, we revised our strategy and structured the Fund to be more defensive. Although these efforts proved to be somewhat beneficial, the full impact of the bond market's decline was unavoidable and resulted in below-average returns for the Fund.

In Conclusion

We thank you for your support of Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

December 6, 1999


                                     2 & 3

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                      Ten Years/
                                                        3 Month        12 Month    Since Inception    Standardized
As of October 31, 1999                               Total Return    Total Return    Total Return     30-Day Yield
==================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares      -1.18%          -2.16%         +80.48%           4.33%
------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares      -1.16           -2.46          +74.98            4.06
------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares      -1.26           -2.58          +26.91            4.05
------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares      -1.20           -2.35          +28.34            4.24
==================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Class A and Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares & Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       10/89           10/99
================================================================================
ML Municipal Intermediate Term Fund+--
Class A Shares*                                       $ 9,900         $17,868
--------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund+--
Class B Shares*                                       $10,000         $17,499
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index++                                          $10,000         $19,912
================================================================================
* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.

Class A and Class B Shares

Average Annual Total Return

                                               % Return Without    % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/99                                   -1.71%             -2.69%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                             +5.31              +5.10
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                              +6.23              +6.12
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/99                                   -2.02%             -2.94%
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                             +5.00              +5.00
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99                              +5.90              +5.90
================================================================================
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

PERFORMANCE DATA (concluded)

Class C and Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                   10/21/94**         10/99
================================================================================
ML Municipal Intermediate Term Fund+--
Class C Shares*                                     $10,000          $12,691
--------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund+--
Class D Shares*                                     $ 9,900          $12,707
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index++                                        $10,000          $13,973
================================================================================
* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares graph is 10/31/94.
      Past performance is not predictive of future performance.

Class C and Class D Shares

Average Annual Total Return

                                                    % Return          % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/99                                    -2.04%           -2.96%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/99                  +5.13            +5.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/99                                    -1.72%           -2.70%
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/99                  +5.38            +5.17
--------------------------------------------------------------------------------
*    Maximum sales charge is 1%.
**   Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P      Moody's  Face                                                                              Value
STATE                    Ratings  Ratings Amount    Issue                                                                  (Note 1a)
===================================================================================================================================
Alaska--2.9%             AAA     Aaa     $2,250     Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                    Series A, 5.65% due 7/01/2012 (b)                                      $  2,220
                                                    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                                    Pipeline Company Project), VRDN (a):
                         A1+     VMIG1+     600       Series A, 3.50% due 12/01/2033                                            600
                         A1+     VMIG1+   1,600       Series B, 3.50% due 12/01/2033                                          1,600
===================================================================================================================================
Arizona--3.5%            NR*     Aaa      1,700     Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                                    Refunding Bonds, AMT, Senior Series A-1, 5.45% due 5/01/2011              1,677
                         A1+     P1       1,700     Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (Arizona Public Service Company), VRDN, Series A, 3.50%
                                                    due 5/01/2029 (a)                                                         1,700
                         NR*     NR*      2,000     Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                                    AMT, 6.70% due 3/01/2020                                                  2,062
===================================================================================================================================
California--4.2%         AAA     Aaa      2,500     California State, GO, Refunding (Veterans Bonds), AMT, Series BH,
                                                    5.20% due 12/01/2011 (e)                                                  2,447
                         AAA     Aaa      4,000     Oxnard, California, Financing Authority, Solid Waste Revenue Bonds,
                                                    AMT, 5.75% due 5/01/2010 (b)                                              4,093
===================================================================================================================================
Colorado--3.2%           AA      Aa2      5,000     Metro Wastewater Reclamation District, Colorado, Gross Sewer Revenue
                                                    Refunding Bonds, 5.45% due 4/01/2012                                      4,998
===================================================================================================================================
District of Columbia--   AAA     Aaa      4,700     District of Columbia, GO, Refunding, Series A, 5.375% due
3.0%                                                6/01/2010 (b)                                                             4,653
===================================================================================================================================
Florida--8.4%            AAA     Aaa      5,000     Florida State Division, Bond Finance Department, General Services
                                                    Revenue Bonds (Environmental Protection Preservation 2000), Series A,
                                                    5.25% due 7/01/2012 (d)                                                   4,909
                         AAA     Aaa      5,000     Florida State Division, Bond Finance Department, General Services
                                                    Revenue Refunding Bonds (Environmental Protection Preservation 2000),
                                                    Series A, 6% due 7/01/2011 (e)                                            5,284
                         A1+     VMIG1+   1,200     Martin County, Florida, PCR, Refunding (Florida Power & Light Co.
                                                    Project), VRDN, 3.50% due 9/01/2024 (a)                                   1,200
                         A1+     VMIG1+   1,600     Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                                    Company Project), VRDN, 3.50% due 1/01/2026 (a)                           1,600
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HDA      Housing Development Authority
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RITES    Residual Interest Tax-Exempt Securities
VRDN     Variable Rate Demand Notes


                                      6 & 7

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P      Moody's  Face                                                                              Value
STATE                    Ratings  Ratings Amount    Issue                                                                  (Note 1a)
===================================================================================================================================
Georgia--0.3%            NR*     P1      $  500     Hapeville, Georgia, Development Authority, IDR (Hapeville Hotel
                                                    Ltd.), VRDN, 3.50% due 11/01/2015 (a)                                  $    500
===================================================================================================================================
Hawaii--8.2%                                         Hawaii State, GO:
                         AAA     Aaa      5,000       Refunding, Series CO, 6% due 3/01/2009 (d)                              5,285
                         AAA     Aaa      7,380       Series CT, 5.625% due 9/01/2012 (e)                                     7,446
===================================================================================================================================
Illinois--10.1%          AAA     Aaa      5,000     Chicago, Illinois, Public Building Commission, Building Revenue
                                                    Bonds, Series C, 5.50% due 2/01/2006 (d)                                  5,124
                         A1+     VMIG1+     500     Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                    (University of Chicago Hospitals), VRDN, 3.55% due 8/01/2026 (a)(c)         500
                         AAA     Aaa      5,000     Illinois State, GO, 5.375% due 6/01/2011 (d)                              4,955
                         AAA     Aaa      5,000     Regional Transportation Authority, Illinois, GO, Refunding, 5.75%
                                                    due 6/01/2010 (e)                                                         5,156
===================================================================================================================================
Louisiana--3.2%          AAA     Aaa      5,000     Louisiana State Office Facilities Corporation, Lease Revenue Bonds
                                                    (Capital Complex Program), Series A, 5.50% due 3/01/2011 (c)              5,011
===================================================================================================================================
Maine--1.7%              NR*     A        2,535     Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                    Refunding Bonds, AMT, 6.90% due 11/01/2003                                2,613
===================================================================================================================================
Maryland--2.3%           NR*     VMIG1+   3,500     Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley
                                                    Hospital), VRDN, Series A, 3.50% due 11/15/2022 (a)                       3,500
===================================================================================================================================
Michigan--3.6%           NR*     A        1,000     Michigan Higher Education, Student Loan Revenue Bonds, AMT, Series
                                                    XIV-A, 6.75% due 10/01/2006                                               1,039
                                                    Michigan Municipal Bond Authority Revenue Bonds:
                         AA+     Aa1      2,000       (Clean Water Revolving Fund), 5.625% due 10/01/2011                     2,025
                         AA+     Aa1      2,415       (Drinking Water Revolving Fund), 5.625% due 10/01/2011                  2,445
===================================================================================================================================
Minnesota--3.1%          AAA     Aaa      5,000     Minneapolis and Saint Paul, Minnesota, Metropolitan Airports
                                                    Commission, Airport Revenue Bonds, AMT, Series B, 5.25% due
                                                    1/01/2011 (b)                                                             4,884
===================================================================================================================================
New Mexico--3.5%         A1+     P1       5,500     Farmington, New Mexico, PCR, Refunding (Arizona Public Service
                                                    Company), VRDN, Series A, 3.55% due 5/01/2024 (a)                         5,500
===================================================================================================================================
New York--10.8%          A1+     VMIG1+   1,500     Long Island Power Authority, New York, Electric System Revenue Bonds,
                                                    VRDN, Sub-Series 5, 3.50% due 5/01/2033 (a)                               1,500
                         AAA     Aaa      5,000     Nassau Health Care Corporation, New York, Health System Revenue
                                                    Bonds (Nassau County), 6% due 8/01/2011 (e)                               5,166
                         AAA     NR*      5,000     New York State Thruway Authority, Service Contract Revenue Bonds
                                                    (Local Highway and Bridge Project), 5.625% due 4/01/2012 (c)              5,035
                         AAA     Aaa      5,000     Port Authority of New York and New Jersey, Consolidated Revenue
                                                    Refunding Bonds, AMT, 119th Series, 5.75% due 9/15/2011 (d)               5,101
===================================================================================================================================
Pennsylvania--2.1%                                  Pennsylvania State Higher Educational Facilities Authority, Revenue
                                                    Refunding Bonds (Carnegie Mellon University), VRDN (a):
                         A1+     NR*        300       Series B, 3.50% due 11/01/2027                                            300
                         A1+     NR*      2,900       Series C, 3.50% due 11/01/2029                                          2,900
                         A1+     VMIG1+     100     Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                                    Authority, Hospital Revenue Bonds (Children's Hospital Project),
                                                    VRDN, Series A, 3.50% due 3/01/2027 (a)                                     100
===================================================================================================================================
Texas--9.8%              AAA     Aaa      5,000     Lower Colorado River Authority, Texas, Revenue Refunding Bonds,
                                                    Series B, 6% due 5/15/2012 (e)                                            5,174
                         AAA     Aaa      5,000     Travis County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds (Ascension Health Credit), Series A, 5.75%
                                                    due 11/15/2011 (c)                                                        5,077
                         AAA     Aa1      5,000     University of Texas, University Revenue Refunding Notes (Financing
                                                    System), Series B, 5.50% due 8/15/2011                                    5,041
===================================================================================================================================
Virginia--1.8%                                      Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                                    Sub-Series J-2:
                         AA+     Aa1      1,365       6.45% due 1/01/2010                                                     1,407
                         AA+     Aa1      1,300       6.50% due 1/01/2011                                                     1,333
===================================================================================================================================
Washington--17.0%        AA+     Aa1      5,000     King County, Washington, GO, Series D, 5.70% due 12/01/2010               5,143
                         AA      Aa1      5,030     King County, Washington, School District No. 414, Lake Washington,
                                                    GO, Refunding, Series B, 5.25% due 12/01/2012                             4,863
                         AAA     Aaa      2,880     Port of Seattle, Washington, Revenue Refunding Bonds, Series A, 5.25%
                                                    due 6/01/2011 (d)                                                         2,816
                         AA      Aa2      5,000     Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                                    10/01/2012                                                                5,170
                                                    Washington State Public Power Supply System, Revenue Refunding Bonds
                                                    (Nuclear Project No. 3), Series A (b):
                         AAA     Aaa      5,250       5.50% due 7/01/2007                                                     5,378
                         AAA     Aaa      3,015       5.60% due 7/01/2008                                                     3,096
===================================================================================================================================
Wisconsin--0.2%          AA      Aa2        360     Wisconsin Housing and Economic Development Authority, Home Ownership
                                                    Revenue Refunding Bonds, AMT, Series F, 7.40% due 7/01/2013                 377
===================================================================================================================================
Puerto Rico--2.7%        A1+     Baa1     3,950     Puerto Rico Commonwealth Highway and Transportation Authority,
                                                    Highway Revenue Refunding Bonds, RITES, Series X, 6.159% due
                                                    7/01/2005 (f)                                                             4,108
===================================================================================================================================
                         Total Investments (Cost--$165,135)--105.6%                                                         164,111

                         Liabilities in Excess of Other Assets--(5.6%)                                                       (8,752)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $155,359
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Portfolio Abbreviations


                                      8 & 9

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

STATEMENT OF ASSETS AND LIABILITIES

              As of October 31, 1999
===================================================================================================================================
Assets:       Investments, at value (identified cost--$165,135,411) (Note 1a) ..........................              $ 164,111,404
              Cash .....................................................................................                     90,275
              Receivables:
                Interest ............................................................................... $ 2,120,779
                Securities sold ........................................................................      50,000
                Beneficial interest sold ...............................................................       1,974      2,172,753
                                                                                                         -----------
              Prepaid registration fees and other assets (Note 1e) .....................................                     59,021
                                                                                                                      -------------
              Total assets .............................................................................                166,433,453
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Payables:
                Securities purchased ...................................................................  10,339,250
                Beneficial interest redeemed ...........................................................     362,533
                Dividends to shareholders (Note 1f) ....................................................     107,264
                Investment adviser (Note 2) ............................................................      83,890
                Distributor (Note 2) ...................................................................      18,371     10,911,308
                                                                                                         -----------
              Accrued expenses and other liabilities ...................................................                    163,293
                                                                                                                      -------------
              Total liabilities ........................................................................                 11,074,601
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets ...............................................................................              $ 155,358,852
                                                                                                                      =============
===================================================================================================================================
Net Assets    Class A Shares of beneficial interest, $.10 par value, unlimited number of shares
Consist of:   authorized ...............................................................................              $     601,504
              Class B Shares of beneficial interest, $.10 par value, unlimited number of shares
              authorized ...............................................................................                    559,753
              Class C Shares of beneficial interest, $.10 par value, unlimited number of shares
              authorized ...............................................................................                     33,617
              Class D Shares of beneficial interest, $.10 par value, unlimited number of shares
              authorized ...............................................................................                    399,085
              Paid-in capital in excess of par .........................................................                157,194,420
              Accumulated distributions in excess of realized capital gains on investments--net
              (Note 1f) ................................................................................                 (2,405,520)
              Unrealized depreciation on investments--net ..............................................                 (1,024,007)
                                                                                                                      -------------
              Net assets ...............................................................................              $ 155,358,852
                                                                                                                      =============
===================================================================================================================================
Net Asset     Class A--Based on net assets of $58,635,350 and 6,015,045 shares of beneficial interest
Value:        outstanding ..............................................................................              $        9.75
                                                                                                                      =============
              Class B--Based on net assets of $54,559,023 and 5,597,533 shares of beneficial interest
              outstanding ..............................................................................              $        9.75
                                                                                                                      =============
              Class C--Based on net assets of $3,275,109 and 336,166 shares of beneficial interest
              outstanding ..............................................................................              $        9.74
                                                                                                                      =============
              Class D--Based on net assets of $38,889,370 and 3,990,852 shares of beneficial interest
              outstanding ..............................................................................              $        9.74
                                                                                                                      =============
===================================================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended October 31, 1999
===================================================================================================================================
Investment               Interest and amortization of premium and discount earned                                      $  8,758,738
Income (Note 1d):
===================================================================================================================================
Expenses:                Investment advisory fees (Note 2) ...........................................  $  1,010,665
                         Account maintenance and distribution fees--Class B (Note 2) .................       196,461
                         Printing and shareholder reports ............................................        94,080
                         Professional fees ...........................................................        77,443
                         Accounting services (Note 2) ................................................        74,624
                         Registration fees (Note 1e) .................................................        67,528
                         Transfer agent fees--Class B (Note 2) .......................................        47,939
                         Account maintenance fees--Class D (Note 2) ..................................        45,322
                         Transfer agent fees--Class A (Note 2) .......................................        40,059
                         Transfer agent fees--Class D (Note 2) .......................................        26,281
                         Account maintenance and distribution fees--Class C (Note 2) .................        11,785
                         Custodian fees ..............................................................        10,478
                         Trustees' fees and expenses .................................................         8,989
                         Pricing fees ................................................................         7,168
                         Transfer agent fees--Class C (Note 2) .......................................         3,317
                         Other .......................................................................         6,562
                                                                                                        ------------
                         Total expenses ..............................................................                    1,728,701
                                                                                                                        -----------
                         Investment income--net ......................................................                    7,030,037
                                                                                                                        -----------
===================================================================================================================================
Realized &               Realized loss on investments--net ...........................................                   (2,049,930)
Unrealized Loss on       Change in unrealized appreciation/depreciation on investments--net ..........                   (9,040,599)
Investments--Net                                                                                                        -----------
(Notes 1b, 1d & 3):      Net Decrease in Net Assets Resulting from Operations ........................                  $(4,060,492)
                                                                                                                        ===========
===================================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         For the Year
                                                                                                       Ended October 31,
                                                                                                 ---------------------------
                      Increase (Decrease) in Net Assets:                                             1999           1998
============================================================================================================================
Operations:           Investment income--net ................................................... $  7,030,037   $  8,579,176
                      Realized gain (loss) on investments--net .................................   (2,049,930)     6,515,794
                      Change in unrealized appreciation/depreciation on investments--net .......   (9,040,599)     1,008,301
                                                                                                 ------------   ------------
                      Net increase (decrease) in net assets resulting from operations ..........   (4,060,492)    16,103,271
                                                                                                 ------------   ------------
============================================================================================================================
Dividends &           Investment income--net:
Distributions to        Class A ................................................................   (2,740,214)    (3,169,968)
Shareholders            Class B ................................................................   (2,391,903)    (3,258,706)
(Note 1f):              Class C ................................................................     (143,019)      (225,677)
                        Class D ................................................................   (1,754,901)    (1,924,825)
                      Realized gain on investments--net:
                        Class A ................................................................     (730,036)            --
                        Class B ................................................................     (725,291)            --
                        Class C ................................................................      (47,080)            --
                        Class D ................................................................     (491,912)            --
                      In excess of realized gain on investments--net:
                        Class A ................................................................     (880,561)            --
                        Class B ................................................................     (874,836)            --
                        Class C ................................................................      (56,786)            --
                        Class D ................................................................     (593,337)            --
                                                                                                 ------------   ------------
                      Net decrease in net assets resulting from dividends and distributions to
                      shareholders .............................................................  (11,429,876)    (8,579,176)
                                                                                                 ------------   ------------
============================================================================================================================
Beneficial Interest   Net decrease in net assets derived from beneficial interest transactions..  (31,592,836)   (25,237,007)
Transactions                                                                                     ------------   ------------
(Note 4):
============================================================================================================================
Net Assets:           Total decrease in net assets .............................................  (47,083,204)   (17,712,912)
                      Beginning of year ........................................................  202,442,056    220,154,968
                                                                                                 ------------   ------------
                      End of year .............................................................. $155,358,852   $202,442,056
                                                                                                 ============   ============
============================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                    Class A
                   The following per share data and ratios have been derived  ----------------------------------------------------
                   from information provided in the financial statements.                For the Year Ended October 31,
                                                                              ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                      1999       1998       1997       1996       1995
==================================================================================================================================
Per Share          Net asset value, beginning of year ....................... $  10.60   $  10.23   $   9.94   $  10.00   $   9.62
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...................................      .40        .43        .45        .48        .53
                   Realized and unrealized gain (loss) on investments--net ..     (.62)       .37        .29       (.06)       .38
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .........................     (.22)       .80        .74        .42        .91
                                                                              --------   --------   --------   --------   --------
                   Less dividends and distributions:
                    Investment income--net ..................................     (.40)      (.43)      (.45)      (.48)      (.53)
                    Realized gain on investments--net .......................     (.10)        --         --         --         --
                    In excess of realized gain on investments--net ..........     (.13)        --         --         --         --
                                                                              --------   --------   --------   --------   --------
                   Total dividends and distributions ........................     (.63)      (.43)      (.45)      (.48)      (.53)
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of year ............................. $   9.75   $  10.60   $  10.23   $   9.94   $  10.00
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share .......................    (2.16%)     8.00%      7.59%      4.27%      9.69%
Return:*                                                                      ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses .................................................      .80%       .74%       .79%       .81%       .81%
Net Assets:                                                                   ========   ========   ========   ========   ========a
                   Investment income--net ...................................     3.97%      4.17%      4.40%      4.79%      5.36%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ................... $ 58,635   $ 73,769   $ 71,684   $ 30,353   $ 34,970
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover .......................................   159.37%    174.64%    167.41%    146.82%    115.78%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

                                                                                                      Class B
                   The following per share data and ratios have been derived  ----------------------------------------------------
                   from information provided in the financial statements.                  For the Year Ended October 31,
                                                                              ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                      1999       1998       1997       1996       1995
==================================================================================================================================
Per Share          Net asset value, beginning of year ....................... $  10.60   $  10.23   $   9.93   $  10.00   $   9.62
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...................................      .37        .40        .41        .44        .50
                   Realized and unrealized gain (loss) on investments--net ..     (.62)       .37        .30       (.07)       .38
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .........................     (.25)       .77        .71        .37        .88
                                                                              --------   --------   --------   --------   --------
                   Less dividends and distributions:
                    Investment income--net ..................................     (.37)      (.40)      (.41)      (.44)      (.50)
                    Realized gain on investments--net .......................     (.10)        --         --         --         --
                    In excess of realized gain on investments--net ..........     (.13)        --         --         --         --
                                                                              --------   --------   --------   --------   --------
                   Total dividends and distributions ........................     (.60)      (.40)      (.41)      (.44)      (.50)
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of year ............................. $   9.75   $  10.60   $  10.23   $   9.93   $  10.00
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share .......................    (2.46%)     7.67%      7.35%      3.84%      9.34%
Return:*                                                                      ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses .................................................     1.11%      1.06%      1.11%      1.13%      1.13%
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...................................     3.65%      3.86%      4.13%      4.47%      5.05%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ................... $ 54,559   $ 75,688   $ 94,552   $169,441   $181,640
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover .......................................   159.37%    174.64%    167.41%    146.82%    115.78%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.


                                    12 & 13

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                    Class C
                   The following per share data and ratios have been derived  ----------------------------------------------------
                   from information provided in the financial statements.                For the Year Ended October 31,
                                                                              ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                      1999       1998       1997       1996       1995
==================================================================================================================================
Per Share          Net asset value, beginning of year ....................... $  10.60   $  10.23   $   9.93   $  10.00   $   9.62
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...................................      .37        .40        .41        .44        .50
                   Realized and unrealized gain (loss) on investments--net ..     (.63)       .37        .30       (.07)       .38
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .........................     (.26)       .77        .71        .37        .88
                                                                              --------   --------   --------   --------   --------
                   Less dividends and distributions:
                    Investment income--net ..................................     (.37)      (.40)      (.41)      (.44)      (.50)
                    Realized gain on investments--net .......................     (.10)        --         --         --         --
                    In excess of realized gain on investments--net ..........     (.13)        --         --         --         --
                                                                              --------   --------   --------   --------   --------
                   Total dividends and distributions ........................     (.60)      (.40)      (.41)      (.44)      (.50)
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of year ............................. $   9.74   $  10.60   $  10.23   $   9.93   $  10.00
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment   Based on net asset value per share .......................    (2.58%)     7.65%      7.34%      3.82%      9.36%
Return:*                                                                      ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average  Expenses .................................................     1.12%      1.07%      1.13%      1.15%      1.01%
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...................................     3.64%      3.85%      4.10%      4.44%      4.76%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ................... $  3,275   $  5,116   $  6,110   $  8,313   $  6,485
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover .......................................   159.37%    174.64%    167.41%    146.82%    115.78%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

                                                                                                    Class D
                   The following per share data and ratios have been derived  ----------------------------------------------------
                   from information provided in the financial statements.                For the Year Ended October 31,
                                                                              ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                      1999       1998       1997       1996       1995
==================================================================================================================================
Per Share          Net asset value, beginning of year ....................... $  10.60   $  10.23   $   9.94   $  10.00   $   9.62
Operating                                                                     --------   --------   --------   --------   --------
Performance:       Investment income--net ...................................      .39        .42        .44        .47        .52
                   Realized and unrealized gain (loss) on investments--net ..     (.63)       .37        .29       (.06)       .38
                                                                              --------   --------   --------   --------   --------
                   Total from investment operations .........................     (.24)       .79        .73        .41        .90
                                                                              --------   --------   --------   --------   --------
                   Less dividends and distributions:
                    Investment income--net ..................................     (.39)      (.42)      (.44)      (.47)      (.52)
                    Realized gain on investments--net .......................     (.10)        --         --         --         --
                    In excess of realized gain on investments--net ..........     (.13)        --         --         --         --
                                                                              --------   --------   --------   --------   --------
                   Total dividends and distributions ........................     (.62)      (.42)      (.44)      (.47)      (.52)
                                                                              --------   --------   --------   --------   --------
                   Net asset value, end of year ............................. $   9.74   $  10.60   $  10.23   $   9.94   $  10.00
                                                                              ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment   Based on net asset value per share .......................    (2.35%)     7.90%      7.48%      4.17%      9.58%
Return:*                                                                      ========   ========   ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses .................................................      .90%       .84%       .89%       .91%       .90%
Net Assets:                                                                   ========   ========   ========   ========   ========
                   Investment income--net ...................................     3.87%      4.07%      4.31%      4.68%      5.12%
                                                                              ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ................... $ 38,890   $ 47,869   $ 47,809   $  8,375   $  7,000
Data:                                                                         ========   ========   ========   ========   ========
                   Portfolio turnover .......................................   159.37%    174.64%    167.41%    146.82%    115.78%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on


                                    14 & 15

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999 existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to timing differences in book/tax recognition of realized losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ....................................        .20%                .10%
Class C ....................................        .20%                .10%
Class D ....................................        .10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

-------------------------------------------------------------------------------
                                                        MLFD             MLPF&S
-------------------------------------------------------------------------------
Class A ....................................            $ 23             $  408
Class D ....................................            $320             $3,415
-------------------------------------------------------------------------------

For the year ended October 31, 1 999, MLPF&S received contingent deferred sales charges of $47,538 and $421 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,946 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999, were $277,047,909 and $322,458,299, respectively.

Net realized losses for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999, were as follows:

-------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                   Losses              Losses
-------------------------------------------------------------------------------
Long-term investments ......................    $(2,049,930)        $(1,024,007)
                                                -----------         -----------
Total ......................................    $(2,049,930)        $(1,024,007)
                                                ===========         ===========
-------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,024,007, of which $1,002,127 related to appreciated securities and $2,026,134 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $165,135,411.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $31,592,836 and $25,237,007 for the years ended October 31, 1999 and October 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 1999                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      1,712,913    $ 17,636,576
Shares issued to shareholders in reinvestment
of dividends and distributions .................        306,689       3,143,960
                                                   ------------    ------------
Total issued ...................................      2,019,602      20,780,536
Shares redeemed ................................     (2,961,472)    (30,092,122)
                                                   ------------    ------------
Net decrease ...................................       (941,870)   $ (9,311,586)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 1998                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      2,776,863    $ 28,912,420
Shares issued to shareholders in reinvestment
of dividends ...................................        203,200       2,117,109
                                                   ------------    ------------
Total issued ...................................      2,980,063      31,029,529
Shares redeemed ................................     (3,027,631)    (31,692,253)
                                                   ------------    ------------
Net decrease ...................................        (47,568)   $   (662,724)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 1999                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        802,474    $  8,254,703
Shares issued to shareholders in reinvestment
of dividends and distributions .................        254,818       2,615,325
                                                   ------------    ------------
Total issued ...................................      1,057,292      10,870,028
Automatic conversion of shares .................       (137,966)     (1,398,296)
Shares redeemed ................................     (2,460,606)    (25,100,577)
                                                   ------------    ------------
Net decrease ...................................     (1,541,280)   $(15,628,845)
                                                   ============    ============
-------------------------------------------------------------------------------


                                    16 & 17

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 1998                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      1,191,436    $ 12,448,339
Shares issued to shareholders in reinvestment
of dividends ...................................        197,353       2,054,034
                                                   ------------    ------------
Total issued ...................................      1,388,789      14,502,373
Automatic conversion of shares .................       (412,931)     (4,284,457)
Shares redeemed ................................     (3,077,028)    (31,991,532)
                                                   ------------    ------------
Net decrease ...................................     (2,101,170)   $(21,773,616)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 1999                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................         92,988    $    942,941
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................         18,330         188,016
                                                   ------------    ------------
Total issued ...................................        111,318       1,130,957
Shares redeemed ................................       (257,964)     (2,639,330)
                                                   ------------    ------------
Net decrease ...................................       (146,646)   $ (1,508,373)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 1998                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        314,557    $  3,282,954
Shares issued to shareholders in reinvestment
of dividends ...................................         16,813         174,929
                                                   ------------    ------------
Total issued ...................................        331,370       3,457,883
Shares redeemed ................................       (445,964)     (4,636,065)
                                                   ------------    ------------
Net decrease ...................................       (114,594)   $ (1,178,182)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1999                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        489,473    $  5,089,465
Shares issued to shareholders in reinvestment
of dividends and distributions .................        131,541       1,348,494
Automatic conversion of shares .................        137,994       1,398,296
                                                   ------------    ------------
Total issued ...................................        759,008       7,836,255
Shares redeemed ................................     (1,284,204)    (12,980,287)
                                                   ------------    ------------
Net decrease ...................................       (525,196)   $ (5,144,032)
                                                   ============    ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 1998                                Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................        250,935    $  2,642,596
Shares issued to shareholders
in reinvestment of dividends ...................         88,066         916,938
Automatic conversion of shares .................        412,978       4,284,457
                                                   ------------    ------------
Total issued ...................................        751,979       7,843,991
Shares redeemed ................................       (909,048)     (9,466,476)
                                                   ------------    ------------
Net decrease ...................................       (157,069)   $ (1,622,485)
                                                   ============    ============
-------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $2,210,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 8, 1999


                                    18 & 19

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011                                                         #10437--10/99

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